Exhibit (o) (i) under Form N-1A
                                          Exhibit (24) under Item 601/Reg. S-K


                               POWER OF ATTORNEY


      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of Federated High Yield Trust and the Deputy General Counsel of Federated Investors, and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities
Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----



/s/ John F. Donahue                 Chairman                 February 14, 2001
---------------------------------
John F. Donahue                       (Chief Executive Officer)



/s/ J. Christopher Donahue          President and Trustee    February 14, 2001
---------------------------------
J. Christopher Donahue



/s/ Richard J. Thomas               Treasurer                February 14, 2001
---------------------------------
Richard J. Thomas                    (Principal Financial and
                                      Accounting Officer)


/s/ Thomas G. Bigley                Trustee                  February 14, 2001
---------------------------------
Thomas G. Bigley



/s/ John T. Conroy, Jr.             Trustee                  February 14, 2001
---------------------------------
John T. Conroy, Jr.



/s/ Nicholas P. Constantakis        Trustee                  February 14, 2001
---------------------------------
Nicholas P. Constantakis

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----



/s/ John F. Cunningham              Trustee                  February 14, 2001
---------------------------------
John F. Cunningham



/s/ Lawrence D. Ellis, M.D.         Trustee                  February 14, 2001
---------------------------------
Lawrence D. Ellis, M.D.



/s/ Peter E. Madden                 Trustee                  February 14, 2001
---------------------------------
Peter E. Madden



/s/ Charles F. Mansfield, Jr.       Trustee                  February 14, 2001
---------------------------------
Charles F. Mansfield, Jr.



/s/ John E. Murray, Jr.             Trustee                  February 14, 2001
---------------------------------
John E. Murray, Jr.



/s/ Marjorie P. Smuts               Trustee                  February 14, 2001
---------------------------------
Marjorie P. Smuts



/s/ John S. Walsh                   Trustee                  February 14, 2001
---------------------------------
John S. Walsh



Sworn to and subscribed before me this 14th day of February, 2001




/s/ Janice L. Vandenberg            Notary Public
---------------------------------
Janice L. Vandenberg


                                          Exhibit (o) (ii) under Form N-1A
                                          Exhibit (24) under Form 601/Reg. S-K


                               POWER OF ATTORNEY


      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of Federated High Yield Trust and the Deputy General Counsel of Federated Investors, and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities
Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                TITLE                                 DATE

/s/ J. Thomas Madden      Chief Investment Officer        February 14, 2001
J. Thomas Madden





Sworn to and subscribed before me this 14th day of February, 2001




/s/ Janice L. Vandenberg            Notary Public
---------------------------------
Janice L. Vandenberg